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                                                                    EXHIBIT 99.8

                               FIRST AMENDMENT OF
                       THE LAIDLAW INC. U.S. SUPPLEMENTAL
                        EXECUTIVE RETIREMENT ARRANGEMENT

      THIS FIRST AMENDMENT is made on July 27, 2006, by LAIDLAW INTERNATIONAL, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company").

                              W I T N E S S E T H:

      WHEREAS, the Company maintains the Laidlaw Inc. U.S. Supplemental Executive Retirement Arrangement (the "Arrangement"), effective as of April 1, 1995, for the purpose of providing supplemental benefits to designated employees;

      WHEREAS, the Company wishes to amend the Arrangement to primarily comply with, and make changes permitted by, the American Jobs Creation Act of 2004 and the rules and regulations promulgated thereunder ("AJCA") and to make other miscellaneous changes to the Arrangement;

      WHEREAS, to the extent applicable, this amendment is intended as good faith compliance with the requirements of the AJCA and shall be further amended, if necessary, upon the release of final Treasury regulations to be issued under
Section 409A of the Internal Revenue Code; and

      WHEREAS, this amendment shall supersede the provisions of the Arrangement to the extent those provisions are inconsistent with the provisions of this amendment.

      NOW, THEREFORE, the Company does hereby amend the Arrangement, effective as of January 1, 2005, except as otherwise provide herein, as follows:

1. By deleting, effective June 23, 2003, Section 1.01 in its entirety and by substituting therefor the following:

      "1.01 Laidlaw International, Inc. maintains the Laidlaw International,
            Inc. U.S. Supplemental Executive Retirement Arrangement (the `Arrangement') for the purpose of providing supplemental benefits as hereinafter described."

2. By deleting, effective June 23, 2003, Section 2.03 in its entirety and by substituting therefor the following:

      "2.03 AFFILIATED COMPANY means any subsidiary company of Laidlaw
            International, Inc. or any company related to or associated with Laidlaw International, Inc."

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3. By deleting Section 2.04 in its entirety and by substituting therefor the following:

      "2.04 ARRANGEMENT means this Laidlaw International, Inc. U.S. Supplemental
            Executive Retirement Arrangement, as amended or restated from time to time."

4. By deleting, effective June 23, 2003, Section 2.06 in its entirety and by substituting therefor the following:

      "2.06 BOARD OF DIRECTORS means the board of directors of Laidlaw
            International, Inc., or such Committee to which such board of directors may delegate its authority in respect of this Arrangement."

5. By deleting Section 2.07 in its entirety and by substituting therefor the following:

      "2.07 CANADIAN ARRANGEMENT means the Laidlaw International, Inc. Canadian
            Supplemental Executive Retirement Arrangement, as amended or restated from time to time."

6. By deleting, June 23, 2003, Section 2.08 in its entirety and by substituting therefor the following:

      "2.08 COMPANY means Laidlaw International, Inc. and any related, affiliated, associated or subsidiary company which may be designated as a participating employer by the Company and which has agreed to participate in the Arrangement. Where any reference in the Arrangement is made to any action to be taken, consent, approval or opinion to be given, discretion or decision to be exercised by the Company, "Company" means Laidlaw International, Inc. acting through the Board of Directors or any person authorized by the Board of Directors for purposes of the Arrangement."

7. By deleting, effective April 1, 1995, Section 2.12 in its entirety and by substituting therefor the following:

      "2.12 EMPLOYEE means any person in full-time employment with the Company who is a resident of the United States."

8. By deleting Section 2.15 in its entirety and by substituting therefor the following:

      "2.15 INTERNAL REVENUE CODE MAXIMUM COMPENSATION LIMIT at a particular time means the `compensation limit' as defined under Section 401(a)(17) of the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time and adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Internal Revenue Code of 1986. As at January 1, 2006, the "compensation limit" is $220,000."

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9.    By adding a new Section 2.17A, as follows:

      "2.17A SPECIFIED EMPLOYEE shall mean a Member who is a key employee (as defined in Section 416(i) of the Internal Revenue Code without regard to Section 416(i)(5)) of the Company or any entity with whom the Company would be considered a single employer under Section 414(b) or 414(c) of the Internal Revenue Code whose stock is publicly traded on an established securities market or otherwise. For this purpose, a Member is a key employee if the Member meets the requirements of Section 416(i)(1)(A)(i), (ii) or (iii) of the Internal Revenue Code (applied in accordance with the regulations thereunder and disregarding Section 416(i)(5)) at any time during the twelve (12) month period ending on December 31. Notwithstanding the foregoing, a Member who is a key employee determined under the preceding sentences will be deemed to be a Specified Employee solely for the period of April 1 through March 31 following such December 31 or as otherwise required by Section 409A of the Internal Revenue Code."

10.   By adding a new paragraph to the end of Section 4.02, as follows:

      "`Termination of employment' as used in this Arrangement shall mean `separation from service' within the meaning of Section 409A of the Internal Revenue Code and any guidance issued thereunder. No termination of employment shall occur while the Member is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or, if longer, so long as the Member's right to reemployment is provided either by statute or contract. If the period of leave exceeds six months and the Member's right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period."

11. By deleting Section 4.03 in its entirety and by substituting therefor the following:

      "4.03 EARLY RETIREMENT

            (a)   EARLY RETIREMENT BENEFIT AND COMMENCEMENT

            A Member who retires from employment with the Company before attainment of age 65 and who elects to have this provision apply to him will be entitled to an annual supplemental benefit, commencing on the first day of the month co-incident with or next following the later of such Member's actual retirement date and such other date selected by him that is prior to the Member's attainment of age 65 and on or after attainment of age 60, equal to the supplemental benefit calculated according to the formula in Section 4.01 and based on Vested Credited Service and the Member's Final Average Earnings at the Member's actual retirement date. Such supplemental benefits will be reduced by 0.1667% for each complete month that the date of commencement of payment of benefits precedes the Member's attainment of age 65.

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            (b)   EARLY RETIREMENT ELECTION

            A Member can elect to have this provision apply to him by giving written notice to the Company of such election, which notice must be received by the Company by the thirtieth (30th) day following the date he or she is designated as eligible to participate in the Arrangement under Article 3. Notwithstanding the foregoing, for an Employee or former Employee who has been designated as Member prior to December 2, 2006, the written notice of such election must be received by the Company by December 31, 2006.

            (c)   DEFERRAL OF EARLY RETIREMENT COMMENCEMENT DATE

            A Member may extend the early retirement commencement date by filing with the Company a written change election in such form as the Company shall specify; provided, however, that (i) such election must be made at least 12 months prior to the date the previously elected early retirement commencement date is to occur; (ii) such election may not take effect until at least 12 months after the date on which the election is made; and (iii) the new retirement commencement date must be no earlier than five (5) years from the previously elected early retirement commencement date."

12.   By adding a new Section 4.05, as follows:

      "4.05 SUSPENSION OF CERTAIN BENEFITS FOR SECTION 409A COMPLIANCE

            Notwithstanding any other provision of the Arrangement to the contrary, any payment of benefits due to, or on behalf of, a Member who is a Specified Employee during the six-month period immediately following his termination of employment (or, if earlier, his death) shall be suspended and such suspended amounts shall be paid in a lump sum as soon as practicable following the expiration of such six-month period (or, if earlier, his death)."

13.   By adding a new Section 8.17, as follows:

      "8.17 CLAIMS PROCEDURES

            (a)   NOTICE OF DENIAL

                  If a Member or a Beneficiary is denied a claim for benefits under the Plan, the Company shall provide to the claimant written notice of the denial within ninety (90) days (forty-five (45) days with respect to a denial of any claim for benefits due to the Member's Total Disability) after the Company receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time is required, written notice of the extension shall be furnished to the claimant

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                  prior to the termination of the initial 90-day or 45-day
                  period, as applicable. In no event shall the extension exceed a period of ninety (90) days (thirty (30) days with respect to a claim for benefits due to the Member's Total Disability) from the end of such initial period. With respect to a claim for benefits due to the Member's Total Disability, an additional extension of up to thirty (30) days beyond the initial 30-day extension period may be required for processing the claim. In such event, written notice of the extension shall be furnished to the claimant within the initial 30-day extension period. Any extension notice shall indicate the special circumstances requiring the extension of time, the date by which the Company expects to render the final decision, the standards on which entitlement to benefits are based, the unresolved issues that prevent a decision on the claim and the additional information needed to resolve those issues.

            (b)   CONTENTS OF NOTICE OF DENIAL

                  If a Member or Beneficiary is denied a claim for benefits under a Plan, the Company shall provide to such claimant written notice of the denial which shall set forth:

                  (i)   the specific reasons for the denial;

                  (ii) specific references to the pertinent provisions of the Plan on which the denial is based;

                  (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

                  (iv) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review;

                  (v) in the case of a claim for benefits due to the Member's Total Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request; and

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                  (vi)  in the case of a claim for benefits due to the Member's
                        Total Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an explanation applying the terms of the Plan to the claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request.

            (c)   RIGHT TO REVIEW

                  After receiving written notice of the denial of a claim, a claimant or his or her representative shall be entitled to:

                  (i) request a full and fair review of the denial of the claim by written application to the Company (or Appeals Fiduciary in the case of a claim for benefits due to the Member's Total Disability);

                  (ii) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

                  (iii) submit written comments, documents, records, and other information relating to the denied claim to the Company or Appeals Fiduciary, as applicable; and

                  (iv) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

            (d)   APPLICATION FOR REVIEW

                  (i) If a claimant wishes a review of the decision denying his or her claim to benefits under the Plan, other than a claim described in Section 8.17(d)(ii), he or she must submit the written application to the Company within sixty (60) days after receiving written notice of the denial.

                  (ii) If the claimant wishes a review of the decision denying his claim to benefits under the Plan due to a Member's Total Disability, he must submit the written application to the Appeals Fiduciary within one hundred eighty (180) days after receiving written notice of the denial. With respect to any such claim, in deciding an appeal of any denial based in whole or in part on a medical judgment (including determinations with regard to whether a particular treatment, drug, or other item is experimental,

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                        investigational, or not medically necessary or
                        appropriate), the Appeals Fiduciary shall:

                        (1) consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment; and

                        (2) identify the medical and vocational experts whose advice was obtained on behalf of the Plan in connection with the denial without regard to whether the advice was relied upon in making the determination to deny the claim.

                        Notwithstanding the foregoing, the health care professional consulted pursuant to this Section 8.17(d)(ii) shall be an individual who was not consulted with respect to the initial denial of the claim that is the subject of the appeal or a subordinate of such individual.

            (e)   HEARING

                  Upon receiving a written application for review, pursuant to
                  Section 8.17(d), the Company or Appeals Fiduciary, as applicable, may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Company or Appeals Fiduciary received such written application for review.

            (f)   NOTICE OF HEARING

                  At least ten (10) days prior to the scheduled hearing, the claimant and his or her representative designated in writing by him or her, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his or her representative, if any, may request that the hearing be rescheduled, for his or her convenience, on another reasonable date or at another reasonable time or place.

            (g)   COUNSEL

                  All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

            (h)   DECISION ON REVIEW

                  No later than sixty (60) days (forty-five (45) days with respect to a claim for benefits due to the Member's Total Disability) following the receipt of the written application for review, the Company or the Appeals Fiduciary,

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                  as applicable, shall submit its decision on the review in
                  writing to the claimant involved and to his representative, if any, unless the Company or Appeals Fiduciary determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one hundred twenty (120) days (ninety (90) days with respect to a claim for benefits due to the Member's Total Disability) after the date of receipt of the written application for review. If the Company or Appeals Fiduciary determines that the extension of time is required, the Company or Appeals Fiduciary shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day (forty-five (45) days with respect to a claim for benefits due to the Member's Total Disability) period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Company or Appeals Fiduciary expects to render its decision on review. In the case of a decision adverse to the claimant, the Company or Appeals Fiduciary shall provide to the claimant written notice of the denial which shall include:

                  (i)   the specific reasons for the decision;

                  (ii) specific references to the pertinent provisions of the Plan on which the decision is based;

                  (iii) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits;

                  (iv) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring an action under Section 502(a) of ERISA following the denial of the claim upon review;

                  (v) in the case of a claim for benefits due to the Member's Total Disability, if an internal rule, guideline, protocol or other similar criterion is relied upon in making the adverse determination, either the specific rule, guideline, protocol or other similar criterion; or a statement that such rule, guideline, protocol or other similar criterion was relied upon in making the decision and that a copy of such rule, guideline, protocol or other similar criterion will be provided free of charge upon request;

                  (vi) in the case of a claim for benefits due to a Member's Total Disability, if a denial of the claim is based on a medical necessity or experimental treatment or similar exclusion or limit, an explanation of the scientific or clinical judgment for the denial, an

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                        explanation applying the terms of the Plan to the
                        claimant's medical circumstances or a statement that such explanation will be provided free of charge upon request; and

                  (vii) in the case of a claim for benefits due to the Member's
                        Total Disability, a statement regarding the availability of other voluntary alternative dispute resolution options.

            (i)   APPEALS FIDUCIARY

                  For purposes of this Section 8.17, the Appeals Fiduciary means an individual or group of individuals appointed to review appeals of claims for benefits payable due to the Member's Total Disability. The Company shall appoint the Appeals Fiduciary. The Appeals Fiduciary shall be required to review claims for benefits payable due to the Member's Total Disability that are initially denied by the Company and for which the claimant requests a full and fair review pursuant to this Section 8.17. The Appeals Fiduciary may not be the individual who made the initial adverse determination with respect to any claim he reviews and may not be a subordinate of any individual who made the initial adverse determination. The Appeals Fiduciary may be removed in the same manner in which appointed or may resign at any time by written notice of resignation to the Company. Upon such removal or resignation, the Company shall appoint a successor."

      Except as specifically amended hereby, the Arrangement shall remain in full force and effect prior to this First Amendment.

      IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on the day and year first above written.

                                   LAIDLAW INTERNATIONAL, INC.


                                   By: /s/ KEVIN BENSON
                                       -----------------------------------------

                                   Title: President and Chief Executive Officer
                                          --------------------------------------

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